AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2007 of
AXA S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Henri de Castries, Chief Executive Officer and Chairman of the
Management Board of the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)The Report fully complies, in all materials respects, with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in such Report.

The foregoing certification is provided solely for purpose of compying with the previsions of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any purposes.

/s/ Henri de Castries
____________________
Chief Executive Officer Chairman of the Management Board April 30, 2008

AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2007 of
AXA S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Denis Duverne, Chief Financial Officer and a Member of the
Management Board of the Registrant, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)The Report fully complies, in all materials respects, with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in such Report.

The foregoing certification is provided solely for purpose of compying with the previsions of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any purposes.

/s/ Denis Duverne
____________________
Chief Financial Officer Member of the Management Board April 30, 2008